UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15 Wayside Road, Suite 400, Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (781) 280-4000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

This Amendment to the Current Report on Form 8-K of Progress Software Corporation ("Progress") is being filed solely for the purpose of correcting a scrivener’s error contained in the supplemental data (the "Supplemental Data") concerning Progress’ financial results for its third fiscal quarter ended August 31, 2025 (the "Third Quarter"). The Supplemental Data was previously furnished by Progress via a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 29, 2025 as Exhibit 99.2 (the "Original Form 8-K"). The amount attributed to "SaaS Revenue" was incorrectly reflected on slide 17 of the Supplemental Data. The amount provided for Total Revenue on such slide, and the amount attributed to "SaaS Revenue" in Progress’ Quarterly Report on Form 10-Q for the Third Quarter filed on September 29, 2025, were both stated correctly as filed. A corrected slide 17 is attached hereto as Exhibit 99.1 and replaces in its entirety slide 17 of the Supplemental Data furnished via Exhibit 99.2 of the Original Form 8-K. No other changes have been made to the Supplemental Data or the Original Form 8-K.

Item 7.01 Regulation FD Disclosure

The supplemental data attached as Exhibit 99.1 to this Current Report is available on the Progress website within the Investor Relations section.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any other filing by Progress under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Corrected Slide 17 of Q3 2025 Supplemental Data
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 29, 2025	Progress Software Corporation

		By:	/s/ ANTHONY FOLGER
Anthony Folger
Chief Financial Officer